UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

April 30, 2020

Janus Henderson Group plc

(Exact name of registrant as specified in its charter)

Jersey, Channel Islands	001-38103	98-1376360
(State or other jurisdiction	(Commission file	(IRS Employer
of incorporation)	number)	Identification Number)

201 Bishopsgate

EC2M 3AE

United Kingdom

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code

+44 (0) 20 7818 1818

Not Applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.50 Per Share Par Value	JHG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the 2020 Annual General Meeting of Shareholders of Janus Henderson Group plc (the ‘Company’) held in Denver, Colorado, on 30 April 2020, the shareholders voted on the 14 resolutions contained in the Notice of Annual General Meeting (dated 19 March 2020 and lodged with the ASX and SEC), and all of the resolutions were adopted by the required vote of the shareholders. All resolutions were decided on a poll, and no resolutions were amended or withdrawn. The results of the voting on each resolution are set forth below.

Resolution 1: Annual Report and Accounts

It was resolved, as an ordinary resolution, to receive the Annual Report and Accounts of the Company for the financial year ended 31 December 2019 and the reports of the Directors and Auditors thereon.

	For	%	Against	%	Abstain*	Discretion	Broker non- votes*	% of ISC Voted**
Total number of proxy votes exercised by all proxies validly appointed:	151,385,048	99.89	145,826	0.10	2,523,943	0	438	82.39
Total number of votes cast on the poll:	26,635	0.02	0	0.0	0	N/A	N/A	0.01
Total number of votes cast:	151,411,683	99.90	145,826	0.10	2,523,943	0	438	82.41

Resolution 2

It was resolved, as an ordinary resolution, to reappoint Ms Kalpana Desai as a Director of the Company.

	For	%	Against	%	Abstain*	Discretion	Broker non- votes*	% of ISC Voted**
Total number of proxy votes exercised by all proxies validly appointed:	148,195,763	99.79	292,247	0.20	398,661	0	5,168,595	82.39
Total number of votes cast on the poll:	26,635	0.02	0	0.0	0	N/A	N/A	0.01
Total number of votes cast:	148,222,398	99.80	292,247	0.20	398,661	0	5,168,595	82.41

Resolution 3

It was resolved, as an ordinary resolution, to reappoint Mr Jeffrey Diermeier as a Director of the Company.

	For	%	Against	%	Abstain*	Discretion	Broker non- votes*	% of ISC Voted**
Total number of proxy votes exercised by all proxies validly appointed:	147,621,571	99.40	870,021	0.59	393,819	0	5,169,855	82.39
Total number of votes cast on the poll:	26,635	0.02	0	0.0	0	N/A	N/A	0.01
Total number of votes cast:	147,648,206	99.41	870,021	0.59	393,819	0	5,169,855	82.41

Resolution 4

It was resolved, as an ordinary resolution, to reappoint Mr Kevin Dolan as a Director of the Company.

	For	%	Against	%	Abstain*	Discretion	Broker non- votes*	% of ISC Voted**
Total number of proxy votes exercised by all proxies validly appointed:	147,687,864	99.44	803,878	0.54	393,545	0	5,169,979	82.39
Total number of votes cast on the poll:	26,635	0.02	0	0.0	0	N/A	N/A	0.01
Total number of votes cast:	147,714,499	99.46	803,878	0.54	393,545	0	5,169,979	82.41

Resolution 5

It was resolved, as an ordinary resolution, to reappoint Mr Eugene Flood Jr as a Director of the Company.

	For	%	Against	%	Abstain*	Discretion	Broker non- votes*	% of ISC Voted**
Total number of proxy votes exercised by all proxies validly appointed:	148,189,510	99.78	301,628	0.20	394,211	0	5,169,917	82.39
Total number of votes cast on the poll:	26,635	0.02	0	0.0	0	N/A	N/A	0.01
Total number of votes cast:	148,216,145	99.80	301,628	0.20	394,211	0	5,169,917	82.41

Resolution 6

It was resolved, as an ordinary resolution, to reappoint Mr Richard Gillingwater as a Director of the Company.

	For	%	Against	%	Abstain*	Discretion	Broker non- votes*	% of ISC Voted**
Total number of proxy votes exercised by all proxies validly appointed:	128,556,273	86.56	19,936,961	13.42	392,301	0	5,169,731	82.39
Total number of votes cast on the poll:	26,635	0.02	0	0.0	0	N/A	N/A	0.01
Total number of votes cast:	128,582,908	86.58	19,936,961	13.42	392,301	0	5,169,731	82.41

Resolution 7

It was resolved, as an ordinary resolution, to reappoint Mr Lawrence Kochard as a Director of the Company.

	For	%	Against	%	Abstain*	Discretion	Broker non- votes*	% of ISC Voted**
Total number of proxy votes exercised by all proxies validly appointed:	143,667,468	96.74	4,822,061	3.25	395,941	0	5,169,796	82.39
Total number of votes cast on the poll:	26,635	0.02	0	0.0	0	N/A	N/A	0.01
Total number of votes cast:	143,694,103	96.75	4,822,061	3.25	395,941	0	5,169,796	82.41

Resolution 8

It was resolved, as an ordinary resolution, to reappoint Mr Glenn Schafer as a Director of the Company.

	For	%	Against	%	Abstain*	Discretion	Broker non- votes*	% of ISC Voted**
Total number of proxy votes exercised by all proxies validly appointed:	146,939,055	98.94	1,546,095	1.04	400,323	0	5,169,793	82.39
Total number of votes cast on the poll:	26,635	0.02	0	0.0	0	N/A	N/A	0.01
Total number of votes cast:	146,965,690	98.96	1,546,095	1.04	400,323	0	5,169,793	82.41

Resolution 9

It was resolved, as an ordinary resolution, to reappoint Angela Seymour-Jackson as a Director of the Company.

	For	%	Against	%	Abstain*	Discretion	Broker non- votes*	% of ISC Voted**
Total number of proxy votes exercised by all proxies validly appointed:	128,562,409	86.56	19,926,651	13.42	386,413	0	5,179,793	82.39
Total number of votes cast on the poll:	26,635	0.02	0	0.0	0	N/A	N/A	0.01
Total number of votes cast:	128,589,044	86.58	19,926,651	13.42	386,413	0	5,179,793	82.41

Resolution 10

It was resolved, as an ordinary resolution, to reappoint Mr Richard Weil as a Director of the Company.

	For	%	Against	%	Abstain*	Discretion	Broker non- votes*	% of ISC Voted**
Total number of proxy votes exercised by all proxies validly appointed:	147,894,353	99.60	570,372	0.38	421,946	0	5,168,595	82.39
Total number of votes cast on the poll:	26,635	0.02	0	0.0	0	N/A	N/A	0.01
Total number of votes cast:	147,920,988	99.62	570,372	0.38	421,946	0	5,168,595	82.41

Resolution 11

It was resolved, as an ordinary resolution, to reappoint Mr Tatsusaburo Yamamoto as a Director of the Company.

	For	%	Against	%	Abstain*	Discretion	Broker non- votes*	% of ISC Voted**
Total number of proxy votes exercised by all proxies validly appointed:	147,999,337	99.66	481,828	0.32	401,308	0	5,172,793	82.39
Total number of votes cast on the poll:	26,635	0.02	0	0.0	0	N/A	N/A	0.01
Total number of votes cast:	148,025,972	99.68	481,828	0.32	401,308	0	5,172,793	82.41

Resolution 12: Reappointment of the Auditors

It was resolved, as an ordinary resolution, to reappoint PricewaterhouseCoopers LLP as Auditors to the Company and to authorise the Audit Committee of the Board of Directors to determine the remuneration of the Auditors.

	For	%	Against	%	Abstain*	Discretion	Broker non- votes*	% of ISC Voted**
Total number of proxy votes exercised by all proxies validly appointed:	153,159,198	99.40	442,331	0.29	453,583	0	154	82.39
Total number of votes cast on the poll:	26,635	0.02	0	0.0	0	N/A	N/A	0.01
Total number of votes cast:	153,185,833	99.42	442,331	0.29	453,583	0	154	82.41

Resolution 13: Authority to purchase own shares

It was resolved, as a special resolution, to authorize the Company to make purchases on a stock exchange of its ordinary shares, subject to certain specified conditions.

	For	%	Against	%	Abstain*	Discretion	Broker non- votes*	% of ISC Voted**
Total number of proxy votes exercised by all proxies validly appointed:	148,022,772	99.81	260,352	0.18	603,545	0	5,168,597	82.39
Total number of votes cast on the poll:	26,635	0.02	0	0.0	0	N/A	N/A	0.01
Total number of votes cast:	148,049,407	99.82	260,352	0.18	603,545	0	5,168,597	82.41

Resolution 14: Authority to purchase own CDIs

It was resolved, as a special resolution, to authorize the Company to make purchases on a stock exchange of its Chess Depositary Interests (CDIs), subject to certain specified conditions.

	For	%	Against	%	Abstain*	Discretion	Broker non- votes*	% of ISC Voted**
Total number of proxy votes exercised by all proxies validly appointed:	148,011,442	99.81	260,011	0.18	613,858	0	5,169,955	82.39
Total number of votes cast on the poll:	26,635	0.02	0	0.0	0	N/A	N/A	0.01
Total number of votes cast:	148,038,077	99.82	260,011	0.18	613,858	0	5,169,955	82.41

*	In tabulating the voting results, only FOR and AGAINST votes are counted. Broker non-votes and abstentions are counted only for purposes of determining whether a quorum is present.
**	Issued Share Capital as at the record date (9 March 2020): 186,975,693 shares.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Janus Henderson Group plc

Date: May 4, 2020	By:	/s/ Roger Thompson
Roger Thompson
Chief Financial Officer